                                                                    EXHIBIT 10.1

             FORM OF OFFICER AND DIRECTOR INDEMNIFICATION AGREEMENT

         THIS INDEMNIFICATION AGREEMENT (the "Agreement") entered into as of this ____ day of _______ by and between GlobalBot Corp., a Florida corporation (the "Company"), and ________("Indemnitee"):

         WHEREAS, competent and experienced persons are becoming increasingly reluctant to serve publicly-held corporations as directors, officers, or in other capacities unless they are provided with adequate protection through liability insurance or adequate indemnification against inordinate risks of claims and actions against them arising out of their service to the corporation;

         WHEREAS, the current unavailability, inadequacy, or extraordinary and/or cost of adequate insurance and the uncertainties relating to indemnification have increased the difficulty of attracting and retaining such persons;

         WHEREAS, the board of directors of the Company (the "Board") has determined that the inability to attract and retain such persons is detrimental to the best interests of the Company's stockholders and that the Company should act to assure such persons that there will be increased certainty of such protection in the future;

         WHEREAS, the Company is empowered to indemnify its officers, directors, employees and agents by agreement and to indemnify persons who serve, at the request of the Company, as directors, officers, employees or agents of other corporations or enterprises;

         WHEREAS, It is reasonable, prudent and necessary for the Company contractually to obligate itself to indemnify such persons to the fullest extent permitted by applicable law so that they will serve or continue to serve the Company free from undue concern that they will not be so indemnified;

         WHEREAS, Indemnitee is willing to serve, or continue to serve and to take an additional service for or on behalf of the Company on the condition that he be so indemnified.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the Company and Indemnitee do hereby covenant and agree as follows:

         1. DEFINITIONS. For purposes of this Agreement:

                  (a) "Change of Control" means a change in control of the Company occurring after the Effective Date of a nature that would be required to be reported in response to Item 1 on Form 8-K (or in response to any similar item on any similar schedule or form) promulgated under the Securities Exchange Act of 1934 (the "Act"), whether or not the Company is then subject to such reporting requirement; provided, however, that, without limitation, such a Change of Control shall be deemed to have occurred after the Effective Date
         (i) and "person" (as such term is used in Sections 13(d) and 14(d) of the Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities without the prior approval of at least two-thirds of the members of the Board in office immediately prior to such person attaining such percentage; (ii) the Company is a party to a merger, consolidation, sale of assets or other reorganization, or a proxy contest, as a consequence of which members of the Board in office immediately prior to such transaction or event constitute less than a majority of the Board thereafter; or (iii) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board (including for purpose any new director whose election or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period) cease for any reason to constitute at least a majority of the Board.

                  (b) "Corporate Status" describes the status of a person who is or was a director, officer, employee, agent or fiduciary of the Company or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which such person is or was serving at the request of the Company.

                  (c) "Disinterested Director" means a director of the Company who is not and was not a party to the Proceeding in respect of which indemnification is sought by Indemnitee.

                  (d) "Effective Date" means the date first above written.

                  (e) "Expenses" shall include all reasonable attorney's fees, retainers, court costs, transcript costs, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees and all other disbursements or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, or being or preparing to be a witness in a Proceeding.

                  (f) "Independent Counsel" means a law firm, or a member of a law firm, that is experienced in matters of corporation law and neither presently is, nor in the past five years has been, retained to represent (i) the Company or Indemnitee in any matter material to either such party, or (ii) any other party to the Proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term "Independent Counsel" shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee's rights under this Agreement.

                  (g) "Proceeding" includes any actual or threatened action, suit, arbitration, alternative dispute resolution mechanism, investigation, administrative hearing or any other proceeding whether civil, criminal, administrative or investigate, whether or not initiated prior to the Effective Date, except a proceeding initiated by an Indemnitee pursuant to Section 11 of this Agreement to enforce his rights under this Agreement.

         2. AGREEMENT TO SERVE. Indemnitee agrees to serve as a Director of the Company. Indemnitee may at any time and for any reason resign from such position (subject to any other contractual obligation or any obligation imposed by operation of law). The Company shall have no obligation under this Agreement to continue Indemnitee in any position with the Company.

         3. INDEMNIFICATION -- GENERAL. The Company shall indemnify, and advance Expenses to, Indemnitee as provided in this Agreement and to the fullest extent permitted by applicable law in effect on the date hereof and to such greater extent as applicable law may thereafter from time to time permit. The rights of Indemnitee provided under the preceding sentence shall include, but shall not be limited to, the rights set forth in the other sections of this Agreement.

         4. THIRD PARTY ACTIONS. Indemnitee shall be entitled to the rights of indemnification provided in this section 4 if, by reason of his corporate status, he is, or is threatened to be made, a party to any Proceeding, other than a Proceeding by or in the right of the Company. Pursuant to this section 4, Indemnitee shall be indemnified against Expenses, judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by him or on his behalf in connection with such Proceeding or any claim, issue or matter therein, if (i) he acted in good faith, (ii) he reasonably believed in the case of conduct in his official capacity with the Company that his conduct was in the Company's best interests or in all other cases that his conduct was at least no opposed to the Company's best interests; (iii) with respect to any criminal Proceeding, had no reasonable cause to believe his conduct was unlawful; and
(iv) with respect to an employee benefit plan, the Indemnitee reasonably believed his conduct to be in the interests of the participants and/or beneficiaries of the Plan. Indemnitee shall not be entitled to indemnification in connection with any proceeding charging improper personal benefit to the Indemnitee, whether or not involving action in his official capacity, in which he was judged liable on the basis that personal benefit was improperly received by him.

         5. DIRECT AND DERIVATIVE ACTIONS. Indemnitee shall be entitled to the rights of indemnification provided in this section 5, by reason of his Corporate Status, if he is, or is threatened to be made, a party to any Proceeding brought by or in the right of the Company to procure a judgment in its favor. Pursuant to this section, Indemnitee shall be indemnified against Expenses actually and reasonably incurred by him or on his behalf in connection with such Proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company. Notwithstanding the foregoing, no indemnification against such Expenses shall be made in respect of any claim, issue or matter in such Proceeding as to which Indemnitee shall have been adjudged to be liable to the Company if applicable law prohibits such indemnification; provided, however, that, if applicable law so permits, indemnification against Expenses shall nevertheless be made by the Company in such event if and only to the extent that the court in which such Proceeding shall have been brought or is pending, shall determine.

         6. INDEMNIFICATION FOR EXPENSES OF AN INDEMNITEE. Notwithstanding any other provision of this Agreement, to the extent that Indemnitee is, by reason of his Corporate Status, a party to and is successful, on the merits or otherwise, in any Proceeding, he shall be indemnified against all Expenses actually and reasonably incurred by him or on his behalf in connection therewith. If Indemnitee is not wholly successful in such Proceeding but is successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters in such Proceeding, the Company shall indemnify Indemnitee against all Expenses actually and reasonably incurred by him or on his behalf in connection with each successfully resolved claim, issue or matter. For purposes of this section 6 and without limitation, the termination of any claim, issue, or matter in such a Proceeding by dismissal, with or without prejudice, shall be deemed to be a successful result as to such claim, issue, or matter.

         7. INDEMNIFICATION FOR EXPENSES OF A WITNESS. Notwithstanding any other provision of this Agreement, to the extent that Indemnification is, by reason of his Corporate Status, a witness in any Proceeding, he shall be indemnified against all Expenses actually and reasonably incurred by him or on his behalf in connection therewith.

         8. ADVANCEMENT OF EXPENSES. The Company shall advance all reasonable Expenses incurred by or on behalf of Indemnitee in connection with any Proceeding within 20 days after the receipt by the Company of a statement or statements from the Indemnitee requesting such advance or advances from time to time, whether prior to or after final disposition of such Proceeding. Such statement or statements shall reasonably evidence the Expenses incurred by Indemnitee and shall include, be preceded by or accompanied by, as the case may be, the following: (i) a written affirmation of the Indemnitee's good-faith that he has met the standards of conduct set forth herein (the "Standard"); (ii) an undertaking by or on behalf of Indemnitee to repay any Expenses advanced if it shall be determined that Indemnitee did not meet the Standard or that Indemnitee is not entitled to be indemnified against such Expenses; and (iii) a determination is made that the facts then known to those making the determination would not preclude indemnification.

         Indemnitee understands and agrees that the undertaking required by this section 8(ii) shall be an unlimited general obligation of the Indemnitee.

         9. INDEMNIFICATION PROCEDURE.

                  (a) To obtain indemnification under this Agreement, Indemnitee shall submit to the Company a written request, including therein or therewith such documentation and information as is reasonably available to Indemnitee and is reasonably necessary to determine whether and to what extent Indemnitee is entitled to indemnification. The Secretary of the Company shall, promptly upon receipt of such a request for indemnification, advise the Board in writing that Indemnitee has requested indemnification.

                  (b) Upon written request by Indemnitee for indemnification pursuant to section 9(a) hereof, payment to Indemnitee shall be made within 10 days. Indemnitee shall cooperate with the Company, including providing to the Company upon reasonable advance request any documentation or information, which is not privileged or otherwise, protected from disclosure with regard to the matter from which the indemnification arises.

         10. PRESUMPTIONS AND EFFECT OF CERTAIN PROCEEDINGS.

                  (a) If a Change of Control shall have occurred, it shall be presumed that Indemnitee is entitled to indemnification under this Agreement if Indemnitee has submitted a request for indemnification in accordance with section 9(a) of this Agreement, and the Company shall have the burden of proof to overcome that presumption in connection with the making by any person, persons or entity of any determination contrary to that presumption.

                  (b) The termination of any Proceeding or of any claim, issue or matter therein, by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not (except as otherwise expressly provided in this Agreement) of itself adversely affect the right of Indemnitee to indemnification or create a presumption that Indemnitee did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company, or with respect to any criminal Proceeding, that Indemnitee had reasonable cause to believe that his conduct was unlawful.

         11. REMEDIES OF INDEMNITEE.

                  (a) In the event that (i) a determination is made, that Indemnitee is not entitled to indemnification under this Agreement,
         (ii) advancement of Expenses is not timely made pursuant to section 8 of this Agreement, (iii) payment of indemnification is not made pursuant to section 5 of this Agreement within 10 days after receipt by the Company of a written request there for, or (iv) payment of indemnification is not made within 10 days after a determination has been made that Indemnitee is entitled to indemnification or such determination is deemed to have been made pursuant to section 9 or 10 of this Agreement, Indemnitee shall be entitled to an adjudication in an appropriate court of the State of Florida, or in any other court of competent jurisdiction, of his entitlement to such indemnification or advancement of expenses. Indemnitee shall commence such proceeding seeking an adjudication within 180 days following the date on which Indemnitee first has the right to commence such proceeding pursuant to this section 11(a).

                  (b) In the event that a determination shall have been made that Indemnitee is not entitled to indemnification, any judicial proceeding commenced pursuant to this section 11 shall be conducted in all respects, as a de novo trial on the merits and Indemnitee shall not be prejudiced by reason of that adverse determination. If a Change of Control shall have occurred, in any judicial proceeding commenced pursuant to this section 11 the Company shall have the burden of proving the Indemnitee is not entitled to indemnification or advancement of Expenses, as the case may be.

                  (c) If a determination shall have been made or deemed to have been made pursuant to section 9 or 10 of this Agreement that Indemnitee is entitled to indemnification, the Company shall be bound by such determination in any judicial proceeding commenced pursuant to this section 11, absent (i) a misstatement by Indemnitee of a material fact, or an omission of a material fact necessary to make Indemnitee's statement not materially misleading, in connection with the request for indemnification, or (ii) a prohibition of such indemnification under applicable law.

                  (d) The Company shall be precluded from asserting in any judicial proceeding commenced pursuant to this section 11 that the procedures and presumptions of this Agreement are not valid, binding and enforceable and shall stipulate in any such court that the Company is bound by all the provisions of this Agreement.

                  (e) In the event that Indemnitee, pursuant to this section 11, seeks a judicial adjudication to enforce his rights under, or to recover damages for breach of, this Agreement, Indemnitee shall be entitled to recover from the Company, and shall be indemnified by the Company against, any and all expenses (of the types described in the definition of Expenses in Section 1 of this Agreement) actually and reasonably incurred by him in such judicial adjudication, but only if he prevails therein. If it shall be determined in said judicial adjudication that Indemnitee is entitled to received part but not all of the indemnification or advancement of expenses sought, the expenses incurred by Indemnitee in connection with such judicial adjudication shall be appropriately prorated.

         12. NON-EXCLUSIVITY; SURVIVAL OF RIGHTS; INSURANCE; SUBROGATION.

                  (a) The rights of indemnification and to receive advancement of Expenses as provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may at any time be entitled under applicable law, the Articles of Incorporation, the Bylaws, any agreement, a vote of stockholders or a resolution of directors, or otherwise. No amendment, alteration or repeal of this Agreement or any provision hereof shall be effective as to any Indemnitee with respect to any action taken or omitted by such Indemnitee in his Corporate Status prior to such amendment, alteration or repeal.

                  (b) To the extent that the Company maintains an insurance policy or policies providing liability insurance for directors, officers, employees, agents or fiduciaries of the Company or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which such person serves at the request of the Company, Indemnitee shall be covered by such policy or policies in accordance with its or their terms to the maximum extent of the coverage available for any such director, officer, employee or agent under such policy or policies.

                  (c) In the event of any payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and take all action necessary to secure such rights, including execution of such documents as are necessary to enable the Company to bring suit to enforce such rights.

                  (d) The Company shall not be liable under this Agreement to make any payment of amounts otherwise indemnifiable hereunder if and to the extent that Indemnitee has otherwise actually received such payment under any insurance policy, contract, agreement or otherwise.

                  (e) The Company may, to the full extent authorized by law, create a trust fund, grant a security interest and/or use other means (including, without limitation, letters of credit, surety bonds and other similar arrangements) to ensure the payment of such amounts as may become necessary to effect indemnification provided hereunder.

         13. DURATION OF AGREEMENT. This Agreement shall continue until and terminate upon the later of: (a) six years after the date that Indemnitee shall have ceased to serve as a director, officer, employee, agent or fiduciary of the Company or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which Indemnitee served at the request of the Company; or (b) the final termination of all pending Proceedings in respect of which Indemnitee is granted rights of indemnification or advancement of expenses hereunder and of any proceeding commenced by Indemnitee pursuant to section 11 of this Agreement relating thereto.

         14. EXCEPTIONS TO INDEMNIFICATION RIGHTS. Notwithstanding any other provision of this Agreement, except for Indemnification or advancement of Expenses in a Proceeding to enforce or claim therein to enforce the provisions of that Agreement, Indemnitee shall not be entitled to Indemnification or advancement of Expenses with respect to any Proceeding, or any claim therein, brought or made by him against the Company. Provided further that no right of indemnification under the provisions set forth herein shall be available to any Indemnitee unless within 10 days after the later of institution of or learning of any such Proceeding he shall have offered the Company in writing the opportunity to handle and defend such Proceeding at its own expense.

         15. SEVERABILITY. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever:
(a) the validity, legality and enforceability of the remaining provisions of this Agreement (including without limitation, each portion of any Section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (b) to the fullest extent possible, the provisions of this Agreement (including, without limitation, each portion of any section of this Agreement containing any such provision held to be invalid, illegal or enforceable, that is not itself invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

         16. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The execution of this Agreement may be by actual or facsimile signature. Only one such counterpart signed by the party against whom enforceability is sought needs to be produced to evidence the existence of this Agreement.

         17. SECTION AND PARAGRAPH HEADINGS. Section and paragraph headings herein have been inserted for reference only and shall not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part any of the terms or provisions of this Agreement.

         18. ORAL EVIDENCE. This Agreement supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, except by a statement in writing signed by the party or parties against which enforcement or the change, waiver discharge or termination is sought.

         19. NOTICES AND ADDRESSES. All notices, offers, acceptance and any other acts under this Agreement (except payment) shall be in writing, and shall be sufficiently given if delivered to the addressees in person, by Federal Express or similar receipted delivery, by facsimile delivery or, if mailed, postage prepaid, by certified mail, return receipt requested, as follows:


         Indemnitee:                   ----------------------------------------

                                       ----------------------------------------

                                       ----------------------------------------

                                       ----------------------------------------
         The Company:                  GlobalBot Corp.
                                       1250 East Hallandale Blvd.
                                       Suite #602
                                       Hallandale, Florida 33009


or to such other address as either of them, by notice to the other may designate from time to time. The transmission confirmation receipt from the sender's facsimile machine shall be conclusive evidence of successful facsimile delivery. Time shall be counted to, or from, as the case may be, the delivery in person or by mailing.

         20. GOVERNING LAW. This Agreement and any dispute, disagreement, or issue of construction or interpretation arising hereunder whether relating to its execution, its validity, the obligations provided therein or performance shall be governed or interpreted according to the laws of the State of Florida.

         21. GENDER. Use of the masculine pronoun shall be deemed to include usage of the feminine pronoun where appropriate.

         22. ARBITRATION. Any controversy or claim arising out of or relating to this Agreement, or to the interpretation, breach or enforcement thereof or any other dispute between the parties, shall be submitted to one arbitrator and settled by arbitration in West Palm Beach, Florida, in accordance with the rules, then obtaining, of the American Arbitration Association. Any reward made by such arbitrator shall be final, binding, and conclusive on all parties hereto for all purposes, and judgment may be entered thereon in any court having jurisdiction thereof.

         23. ATTORNEY'S FEES. In the event that there is any controversy or claim arising out of or relating to this Agreement, or to the interpretation, breach or enforcement thereof, and any action or proceeding is commenced to enforce the provisions of this Agreement, the prevailing party shall be entitled to a reasonable attorney's fee, costs and expenses.

         24. ADDITIONAL DOCUMENTS. The parties hereto shall execute such additional instruments as may be reasonably required by their counsel in order to carry out the purpose and intent of this Agreement and to fulfill the obligations of the parties hereunder.

         25. SUCCESSORS. Subject to the provisions of this Agreement, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, successors and assigns.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.


WITNESS:                              GlobalBot Corp.


-------------------------------       By:
                                         ---------------------------------------

                                         ---------------------------------------
                                         Name

                                         ---------------------------------------
                                         Title

------------------------------           ---------------------------------------
                                         , Officer and Director